UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        November 22, 2004
        ________________________________________________
        Date of Report (Date of earliest event reported)


                        Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


          Delaware              0-7491         36-2369491
      _________________      ____________    ______________
       (State or other       (Commission      (IRS Employer
         jurisdiction        File Number)    Identification
      of incorporation)                           No.)


     2222 Wellington Court, Lisle, Illinois          60532
    ________________________________________       __________
    (Address of principal executive offices)       (Zip Code)


                           (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 7.01    Regulation FD Disclosure.
_________    _________________________


     On November 22, 2004, Molex issued a press release announcing that Molex has requested a hearing with the Nasdaq Listing Qualifications Panel. The press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.



Item 9.01   Financial Statements and Exhibits
_________   _________________________________

     The following exhibits are being furnished as part of this Form 8-K:


   Exhibit Number    Description
   ______________    ___________

      99.1           Press release of Molex Incorporated dated
                     November 22, 2004.





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MOLEX INCORPORATED

                                     /S/ Louis A. Hecht
Date: November 22, 2004        By:  __________________________

                                    Louis A. Hecht
                                    Corporate Secretary and General
                                    Counsel